Exhibit 99.3

DISCRETIONARY LOAN, SECURITY AND PLEDGE AGREEMENT

     THIS DISCRETIONARY LOAN, SECURITY AND PLEDGE AGREEMENT (“Agreement”) is made as of March 17, 2003, by and between ANTEX BIOLOGICS INC., a Delaware corporation (“Antex”) and ANTEX PHARMA INC., a Delaware corporation and wholly-owned subsidiary of Antex (the “Subsidiary”), and BIOPORT CORPORATION, a Michigan corporation (“Lender”). Antex and Subsidiary are sometimes individually referred to in this Agreement as the “Borrower” and collectively as the “Borrowers”.

RECITALS

     A.     Antex and Lender have entered into a Letter of Intent, dated as of February 28, 2003 (the “Letter of Intent”). The Letter of Intent relates to a proposed acquisition by Lender of all or substantially all of the assets of the Borrowers and the provision of a discretionary loan in an amount not to exceed $1,000,000 to Borrowers from Lender. The proceeds of the loan are to be used by Borrowers to maintain their operations until the closing of the acquisition described above.

     B.     Lender is willing to make such loan to Borrowers on the terms and conditions set forth herein.

AGREEMENT

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

     1.     Loan to Borrowers.

              (a)     Loan and Note. Subject to the provisions of this Agreement, Lender will make cash advances (each an “Advance” and collectively, the “Advances”) to Borrowers as a loan in an amount not to exceed ONE MILLION DOLLARS ($1,000,000) (the “Loan”), the proceeds of which shall be used by Borrowers exclusively to cover payroll, rent, utilities and other uses approved in advance and in writing by Lender. The Loan shall consist of a discretionary installment loan facility, with an initial advance of Two Hundred Thousand Dollars ($200,000) to be disbursed to Borrowers upon execution hereof (the “Initial Advance”). If, on March 25, 2003, Lender determines in its sole discretion that the Borrowers are negotiating the terms of the Definitive Agreements in good faith and that there has been substantial progress toward finalizing the Definitive Agreements, then Lender would make another Advance (the “Second Advance”) of One Hundred and Eighty Thousand Dollars ($180,000). Other than the Initial Advance, which shall be made on the date of execution hereof, and the Second Advance, which would be made on or before March 27, 2003, Lender shall inform Borrowers as to whether or not it will make future Advances (“Additional Advances”) within two (2) days after receipt of a written request by a Borrower. Lender shall determine, in its sole and absolute discretion, whether or not to make Additional Advances and, if Lender determines to make an Additional Advance, the amount and timing of such Additional Advance and any conditions to such Advance that are consistent with the terms of this Agreement. Each Advance shall be evidenced by a promissory note of even date herewith, executed by each Borrower in favor of Lender, in substantially the form of Exhibit A hereto (a “Note”) that is to be repaid in accordance with the terms thereof. Borrowers may prepay any Note, in whole or in part, at any time without premium or penalty. Principal and interest on the Loan shall be due and payable on the earlier of (x) April 30, 2003, if the Definitive Agreements (as defined in the Letter of Intent) have not been executed and delivered by the parties on or prior to such date and (y) on the date that the Definitive Agreements are terminated other than by reason of a material breach by Lender or its affiliates. Borrowers obligation to repay principal and to pay interest on the Loan shall be forgiven upon the consummation of the acquisition by Lender or its affiliates of all or substantially all of the assets of Borrowers or upon the consummation of a business combination of Antex with the Lender or its affiliates.

               (b)     Security. As security for the Loan, each Borrower is granting to Lender pursuant to Section 2 hereof a security interest in the Collateral defined in Section 2 below.

     2.     Grant of Security Interest and Pledge of Subsidiary Shares.

              (a)     As security for the timely payment and performance of any and all indebtedness of Borrowers to Lender (“Indebtedness”), each Borrower hereby grants to Lender a security interest in the following described property (“Collateral”):

              (i)     all equipment (the “Equipment”) as that term is defined in Section 9-102(a)(23) of the Uniform Commercial Code as in effect from time-to-time in the State of Delaware (the “UCC”) now or hereafter owned or acquired by a Borrower;

              (ii)     all inventory (the “Inventory”) as that term is defined in Section 9-102(a)(48) of the UCC, wherever located, now or hereafter owned or acquired by a Borrower;

              (iii)     any contract, undertaking, franchise agreement or other agreement (collectively, the “Contracts”) in or under which a Borrower may now or hereafter have any right, title, or interest under which a Borrower (or to the Borrowers collectively) is entitled to receive payments of at least $50,000 annually; provided, however, that no security interest is granted to the Lender in any Contract that requires the consent of counterparty to that Contract to the collateral assignment of such Contract unless such consent has first been obtained; and provided, further, that after the date hereof, upon the request of the Lender and at Lender’s sole cost and expense, the Borrowers shall use commercially reasonable efforts to obtain any such counterparty’s consent;

              (iv)     all of the following (individually, a “Patent” and collectively, the “Patents”) in which a Borrower now holds and hereafter acquires any interest: (i) all letters patent, industrial models, industrial designs, utility models, certificates of invention and other indicia of invention ownership of the United States or any other country, all registrations and recordings thereof, and all applications therefor in the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country and (ii) all continuations, continuations in part, divisions, extensions, substitutes, reissues, reexaminations and renewals thereof;

              (v)     all proceeds (the “Proceeds”), as that term is defined in Section 9-102(a)(64) of the UCC.

Terms not specifically defined in this Agreement shall have the meanings prescribed in the UCC.

              (b)     As further security and collateral for all indebtedness of Borrowers to Lender, Antex hereby pledges and collaterally assigns to the Lender, and grants to the Lender a security interest in, (i) 1,000 shares (the “Subsidiary Shares”) of the Subsidiary’s common stock held by Antex and evidenced by stock certificate No. 1 (the “Certificate”), and (ii) all distributions at any time made with respect to the Subsidiary Shares and any other proceeds with respect to the Subsidiary Shares. Antex shall promptly deliver the Certificate to the Lender, together with a duly executed blank stock power attached thereto. Any certificate or other instruments evidencing the Subsidiary Shares and all other securities, rights, warrants, options and the like whether newly issued or otherwise created in respect of the Subsidiary Shares by stock split, stock dividend, merger, consolidation or otherwise, shall be delivered by Antex to, and shall be held by, the Lender under the terms and conditions of, and subject to, this Agreement. Antex hereby represents and warrants to Lender that the Subsidiary Shares constitute all of the issued and outstanding capital stock of Subsidiary and that except for the Subsidiary Shares there are no options, warrants, subscription or other rights or securities outstanding that are convertible into, or exercisable or exchangeable for capital stock of Subsidiary. The Subsidiary Shares constitute a part of the Collateral and are included within the definition of Collateral hereunder.

     3.     Representations and Warranties. Each Borrower, jointly and severally, represents and warrants that as of the date hereof and as of the date of each Advance hereunder and except as disclosed in a separate Disclosure Letter, dated the date hereof, furnished to the Lender (“Disclosure Letter”):

              (a)     Each Borrower is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, and is duly qualified to conduct business in each jurisdiction in which its business is conducted, except where the failure to be so qualified would not have a material adverse effect on the business of such Borrower. Except for Subsidiary, neither Borrower has any subsidiaries. Except for Subsidiary, neither Borrower controls, directly or indirectly, or has any direct or indirect equity participation in any person.

              (b)     The execution, delivery and performance of this Agreement, each Note or any instrument or agreement executed and delivered by a Borrower in connection with the execution, delivery and performance of this Agreement (each a “Loan Document” and collectively, the “Loan Documents”) are within each Borrower’s powers, have been duly authorized, and are not in conflict with such Borrower’s certificate of incorporation or by-laws, or the terms of any charter or other organizational document of such Borrower; and all such Loan Documents constitute valid and binding obligations of such Borrower, enforceable in accordance with their terms, except where enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors’ rights.

               (c)     Each Borrower is in compliance in all material respects with all applicable federal, state and local laws, and where appropriate, foreign laws.

               (d)     Set forth on Schedule 3(d) of the Disclosure Letter is a list and brief description of all domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights and other licenses or applications for such which are in the process of being prepared, owned by or registered in the name of a Borrower, or of which a Borrower is a licensor or licensee or which a Borrower has any right, and in each case a brief description of the nature of such right (“Intellectual Property Rights”). No claim is pending, or to the best of each Borrower’s knowledge, threatened to the effect that the Intellectual Property Rights infringe upon or conflict with the asserted rights of any other person, and to the best of Borrowers’ knowledge there is no basis for any such claim (whether or not pending or threatened). No claim is pending or, to a Borrower’s knowledge, threatened to the effect that any such Intellectual Property Rights owned or licensed by a Borrower, or which a Borrower otherwise has a right to use, is invalid or unenforceable by such Borrower, and there is no basis for any such claim (whether or not pending or threatened). To the best of Borrowers’ knowledge, all prior art known to a Borrower which may be or may have been pertinent to the examination of any United States patent or patent application listed on Schedule 3(d) has been cited to the United States Patent and Trademark Office. The Borrowers endeavor to keep confidential all material technical information developed by and belonging to a Borrower which has not been patented. Except as set forth in Schedule 3(d) of the Disclosure Letter, no Borrower has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of a Borrower.

               (e)     The execution, delivery, and performance by each Borrower of all Loan Documents are not in conflict with any law, rule, regulation, order or directive, or any material indenture, agreement, or undertaking to which a Borrower is a party or by which a Borrower may be bound or affected.

               (f)     Except as otherwise disclosed in the Antex Reports (as defined below), there is neither pending nor, to a Borrower’s knowledge, threatened any action, suit, proceeding or claim to which a Borrower is or may be named as a party or its property is or may be subject and in which an unfavorable outcome, ruling or finding in any such matter or for all such matters taken as a whole might have a material adverse effect on the condition, financial or otherwise, and operations or prospects of a Borrower. Neither Borrower has knowledge of any unasserted claim which, if asserted and granted might have a material adverse effect on the condition, financial or otherwise, operations or prospects of a Borrower.

               (g)     Antex’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, together with Antex’s Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 2002, June 30, 2002, and September 30, 2002 (collectively, the “Antex Reports”) present fairly the financial position and results of operations of Antex at the dates and for the periods to which they relate (subject, in the case of the unaudited financial statements, to normal year-end adjustments). The audited financial statements and the unaudited financial statements contained in the Antex Reports have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved. Except as set forth in the financial statements contained in the Antex Reports or as listed in Schedule 3(g) of the Disclosure Letter, Borrower does not know of any material liabilities for which it is responsible (whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due). For purposes of this representation “material liabilities” means liabilities equal to or in excess of $10,000.

               (h)     At all times since September 30, 2002, except as otherwise set forth on Schedule 3(h) of the Disclosure Letter or as disclosed in the Antex Reports or in Antex’s Registration Statement on Form SB-2, filed on October 25, 2002, as amended, there has not been any event or condition of any character which has had a material adverse effect, could reasonably be expected to have a material adverse effect, on Borrower’s business, including, but not limited to, (i) any material adverse change in the condition, assets, liabilities (existing or contingent) or business of a Borrower from that shown on the Antex Reports, (ii) any damage, destruction or loss of any of the properties or assets of a Borrower (whether or not covered by insurance) materially adversely affecting the business or plans of Borrower, (iii) any declaration, setting aside or payment or other distribution in respect of any of Borrower’s capital stock, or any direct or indirect redemption, purchase or other acquisition of any such stock by a Borrower, (iv) any actual or threatened cancellation or adverse modification of any licensing agreement, marketing agreement or strategic partnering agreement to which Borrower is a party; or (v) any labor trouble, or any other event or condition of any character, materially adversely affecting the business or plans of a Borrower.

               (i)     The Antex Reports, taken as a whole as of the date hereof, do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances which they were made, not misleading.

               (j)     Borrower has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and with the States of Delaware and Maryland and with all other jurisdictions where such filing is required by law, except where the failure to file would not have a material adverse effect on Borrower’s business. Borrower has paid, or made adequate provision for the payment of, all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect of such tax returns and reports. Borrower’s federal income tax returns have not been audited by the Internal Revenue Service.

               (k)     Except for Permitted Liens (as defined below) and any liens, security interests or other encumbrances listed in Schedule 3(k) of the Disclosure Letter, the Borrowers are the sole record, legal and beneficial owners of good and marketable title to the Collateral, free and clear of all pledges, restrictions, security interests, liens, charges, encumbrances and agreements, other than the liens created pursuant to the terms hereof. For purposes of this Agreement, “Permitted Liens” means:

                         (i)     Any mortgages, liens, pledges, charges, security interests or encumbrances of any kind, whether statutory or otherwise, in respect of any asset (collectively, “Liens”) of mechanics, carriers, workmen, repairmen or other like Liens incurred in the ordinary course of business for sums not yet due; and

                         (ii)     zoning restrictions, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not materially interfering with, the ordinary conduct of the business of a Borrower.

               (l)     No Event of Default (as defined in Section 6 below) has occurred and is continuing.

               (n)     The Initial Advance and the Second Advance (if made) will provide the Borrowers with sufficient cash to fund payroll, utilities and rent through at least March 31, 2003.

     4.     Required Delivery. Simultaneously with the execution of this Agreement (except for the deliverables identified in 4(f) and 4(g) which shall be delivered as soon as practicable after the Initial Advance, but in any event prior to the Second Advance), each Borrower shall deliver to Lender, in form and substance satisfactory to Lender, and duly executed as required by Lender:

               (a)     The Note.

               (b)     Any and all Loan Documents Lender may require to evidence any security interest or lien granted to Lender in connection with the Loan.

               (c)     Financing statements and other security interest perfection documentation in form and substance satisfactory to Lender, for filing by Lender under the UCC in all jurisdictions as may be necessary, or in Lender’s opinion, desirable to perfect Lender’s security interests created by this Agreement; and documents that are necessary or advisable, in the opinion of Lender, in order to establish, and for Lender to perfect, preserve and protect Lender’s security interests and liens as legal, valid and enforceable security interests and liens in such Collateral.

               (d)     The Certificate evidencing the Subsidiary Shares and the related stock power referred to in Section 2(b) and any property or documents included in the Collateral the possession of which is required for the perfection of Lender’s security interest.

               (e)     Customary Collateral assignments or other agreements or instruments reasonably requested by Lender relating to Lender’s security interest in the Borrowers’ Patents.

               (f)     An estoppel letter from lessor of Antex’s leased real property substantially in the form previously delivered to Borrowers.

               (g)     A forbearance agreement substantially in the form previously delivered to Borrowers with each holder of Antex’s Preferred Stock, each holder of Antex promissory notes and each trade creditor of Antex holding trade debt in excess of $50,000.

     5.     Borrowers’ Covenants. Each Borrower hereby covenants and agrees that:

               (a)     Subject to the receipt of sufficient funding from the Lender, such Borrower shall use commercially reasonable efforts to keep the Collateral free of all liens, encumbrances and claims of any kind or nature other than the security interest of Lender therein.

               (b)     Such Borrower will not sell, transfer or otherwise dispose of any of the Collateral or any interest therein to any person or entity, other than in the ordinary course of business.

               (c)     Subject to the receipt of sufficient funding from the Lender, such Borrower will pay when due and prior to delinquency all taxes, levies, assessments or other claims which are or may become liens against the Collateral.

               (d)     Such Borrower will deliver to Lender (i) such specific acknowledgments, assignments, or other agreements or writings by or from such Borrower as Lender may reasonably request as necessary to perfect its security interest in the Collateral, and (ii) such records and other reports in such form and detail and at such times as Lender may reasonably require relating to the Collateral.

               (e)     Such Borrower will give prompt notice to Lender of any threatened or asserted dispute or claim with respect to the Collateral, any litigation or administrative or regulatory proceeding which may have a material adverse effect on the Collateral, and the occurrence of any Event of Default or of any other Borrower development, financial or otherwise, which is reasonably likely to materially and adversely affect the Collateral or such Borrower’s ability to perform its obligations to Lender.

               (f)     Such Borrower will execute and deliver to Lender all notices and other documents from time to time reasonably requested by Lender to maintain a perfected security interest in the Collateral in favor of Lender, all in form and substance reasonably satisfactory to Lender, and, at the sole expense of the Lender, perform such other acts, and execute and deliver to Lender such additional assignments, agreements and instruments, as Lender may at any time reasonably request in connection with the administration and enforcement of this Agreement or Lender’s rights, powers and remedies hereunder.

               (g)     Such Borrower will not change its name or mailing address without prior written notice to Lender, and will in no event change its legal structure.

               (h)     Such Borrower shall immediately notify Lender of the occurrence of any material default under any material contract by such Borrower.

               (i)     Such Borrower shall immediately notify Lender if any representation or warranty contained in Section 3 above becomes false or inaccurate.

               (j)     Antex shall deliver to Lender as soon as available a copy of its audited consolidated financial statements for the fiscal year ended December 31, 2002. Antex shall deliver to Lender on behalf of the Borrowers on a bi-weekly basis a summary receivable and payable number, a detailed specification of the use of proceeds hereunder and the use of existing cash reserves and a projection of working capital needs for the next bi-weekly period.

               (k)     Such Borrower shall permit representatives of the Lender or any agent thereof, to visit and inspect any of its properties, to examine its corporate, financial and operating books and records (and make copies thereof or abstracts therefrom) and to discuss its affairs, finances, and accounts with its officers, directors or accountants at any time during normal business hours with reasonable notice.

               (l)     Such Borrower shall forthwith on demand indemnify Lender against any loss, cost, expense or liability, which Lender incurs as a consequence of an Event of Default hereunder or any other claim arising out of the Loan Documents.

               (m)     Without limiting the generality of the foregoing covenants, unless otherwise pre-approved by the Lender in writing, such Borrower will subject to the receipt of sufficient funding from Lender (i) operate its business in the ordinary course of business consistent with past practices; (ii) maintain its properties and other assets in good working order (normal wear excepted); (iii) maintain insurance on its properties and assets at existing levels and consistent with past practices; (iv) refrain from selling any assets or properties having a value in excess of $500.00; (v) refrain from making any distributions of cash, or other assets or securities to its stockholders, creditors or any other persons, except for (A) dividends on preferred stock paid in the form of common stock and (B) distributions of cash to pay rent, utilities and payroll; (vi) refrain from making any borrowings, incurring any debt (other than trade payables in the ordinary course of business not exceeding $150,000 in the aggregate and the Loan contemplated by this Loan Agreement), or assuming, guaranteeing or endorsing or otherwise becoming liable (whether directly contingently or otherwise) for the obligations of any person, (vii) refrain from making any capital expenditures or loans, (viii) refrain from issuing any securities (other than upon the exercise of outstanding options and warrants and the conversion of the outstanding shares of Series B Convertible Preferred Stock), splitting, combining or reclassifying its capital stock or otherwise restructuring itself; (ix) refrain from making any payments in satisfaction of deferred compensation claims and refrain from modifying existing salary or compensation arrangements in any way, except that payments of future salary (other than to the Chief Executive Officer) may be resumed, and (x) use commercially reasonable efforts to maintain its business and employees, assets, and operations as an ongoing concern and in accordance with past practice.

     6.     Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Agreement:

               (a)     A Borrower shall fail to make any payment under the Note when due, or a Borrower shall fail to perform any material obligation under this Agreement, the Note or any Loan Document and such failure remains uncured for three (3) days after receipt of notice from Lender.

               (b)     Any representation or warranty made, or financial statement, certificate or other document provided by, a Borrower to Lender shall prove to have been false or misleading in any material respect.

               (c)     A Borrower shall file any petition or action for relief under any bankruptcy, insolvency, reorganization, moratorium, creditor composition law, or any other law for the relief of or relating to debtors; an involuntary petition shall be filed under any bankruptcy law against a Borrower, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of a Borrower and such proceeding shall not have been dismissed within thirty (60) days after the commencement thereof, or the dissolution or termination of the business of a Borrower.

               (d)     Any sale, transfer, encumbrance or other disposition by a Borrower of all or a material part of the assets of the Borrowers taken as a whole, through sale or transfer of assets, equity or otherwise (except for transfers to Lender or its affiliates).

               (e)     Any judgment(s) in excess of $50,000 shall be entered against a Borrower, or any involuntary lien(s) of any kind or character in excess of $50,000 shall attach to any assets or property of a Borrower and remain unsatisfied for sixty (60) days, any of which, in the reasonable judgment of Lender, will have a material adverse effect on the financial condition or business of a Borrower.

               (f)     A Borrower shall fail to perform any of its material duties or obligations under this Agreement, the Note or any Loan Document not specifically referred to in this Section 6, and such failure remains uncured for five (5) days after receipt of notice from Lender.

               (g)     The occurrence of any default as set forth in any other Loan Document and the expiration of any applicable grace periods.

     7.     Rights on Default.

               (a)     Upon the occurrence and during the occurrence of an Event of Default, all Indebtedness shall, at the option of Lender, without demand or notice, become immediately due and payable. Lender shall have all other rights and remedies available under contract or applicable law, which include those of a secured party under the Uniform Commercial Code, at law, or in equity, and the right to take possession of the Collateral (if not then in Lender’s possession), and sell and dispose of the same, or any part thereof, at public or private sale.

               (b)     To the extent permitted by applicable law, the proceeds of any sale or disposition shall be applied first to the reasonable expenses of retaking, holding, preparing for sale, discharging all liens, selling and the like, then to the attorneys’ fees and legal expenses incurred by Lender, and then to the Indebtedness in such order as Lender may determine.

               (c)     The obligations of a Borrower under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Indebtedness is rescinded or must otherwise be returned by Lender upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of a Borrower or otherwise, all as though such payment had not been made.

     8.     Costs and Expenses. Lender shall be responsible for, and shall bear all costs and expenses (including attorney’s fees) incurred in connection with, the perfection of the Lender’s security interest in the Collateral. Subject to the preceding sentence, each Borrower promises, to the extent permitted by applicable law, to reimburse Lender promptly for all reasonable costs and expenses incurred by Lender in performing any agreement of such Borrower which such Borrower shall fail to perform, or in taking any other action which Lender deems reasonably necessary for the maintenance or preservation of any Collateral or its interest therein, but only after refusal by a Borrower to pay such amount after written demand is made by Lender, which costs and expenses shall constitute Indebtedness under this Agreement.

     9.     Power of Attorney.

               (a)     Effective only after the occurrence and only during the continuance of an Event of Default, each Borrower hereby irrevocably appoints Lender, or any officer thereof, as such Borrower’s true and lawful attorney-in-fact coupled with an interest, with full power of substitution, to sign or endorse any instrument, document, or other writing necessary or desirable to transfer title or other rights to or in any of the Collateral; and to do all acts necessary or incidental to assert, protect and enforce Lender’s rights in the Collateral and under this Agreement all to the extent permitted by law. Each Borrower agrees that such Borrower will reimburse Lender promptly upon demand for any expenses Lender may incur while acting as such Borrower’s attorney-in-fact after an Event of Default has occurred and is continuing, which expenses shall constitute Indebtedness under this Agreement. Lender forthwith on demand shall indemnify each of the Borrowers against any loss, cost, expense or liability, which Borrowers may incur as a consequence of any gross negligence or willful misconduct by Lender or any of its officers in the exercise of such power of attorney.

               (b)     At any time after an Event of Default has occurred and is continuing, with reasonable notice, and at the expense of the Borrowers, Lender in its name or in the name of the Borrowers may to the extent permitted by the UCC, but shall not be obligated to (i) collect by legal proceedings or otherwise, endorse, receive and receipt for all interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral; (ii) make any compromise or settlement it deems desirable or proper with reference to the Collateral; (iii) insure, process and preserve the Collateral; (iv) cause Collateral to be transferred to its name or to the name of its nominee; and (v) exercise as to the Collateral all the rights, powers and remedies of an owner necessary to exercise its rights.

     10.     Waivers of Borrowers. Lender shall not be required to make presentment, demand or protest, or give any notices thereof, or take any action to preserve rights against prior parties with respect to any of the Collateral.

     11.     Non-Waiver. To the extent permitted by law, Lender may, in the exercise of its sole discretion, waive an Event of Default, or (subject to Section 8) cure an Event of Default at Borrowers’ expense. Any such waiver shall be subject to Section 13(c) below.

     12.     Lender’s Duties.

               (a)     To the extent consistent with applicable law, (i) Lender’s sole duty with respect to the Collateral in its possession shall be to use reasonable care in the custody and preservation thereof, (ii) Lender shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for taking any necessary steps to preserve any rights against any Person with respect to any Collateral, and (iii) under no circumstances shall Lender be responsible for any injury or loss to the Collateral, or any part thereof, arising from any cause beyond the reasonable control of Lender.

               (b)     Lender may at any time deliver the Collateral or any part thereof to the Borrowers and subject to the obligations of Section 9 hereof the receipt of Borrowers shall be a complete and full acquittance for the Collateral so delivered, and Lender shall thereafter be discharged from any liability or responsibility therefor arising after the date that the Collateral was so delivered back to the Borrowers.

     13.     General Provisions.

               (a)     Notices. Any notices given by any party under this Agreement or any Loan Document shall be in writing and personally delivered, deposited in the United States mail, postage prepaid, sent by recognized overnight courier, or sent by facsimile (with mailed confirmation copy to follow), and addressed as follows:

To Borrowers:	ANTEX BIOLOGICS INC.
300 Professional Drive
Gaithersburg, MD 20879
Facsimile: (301) 590-1252
Attention: V. M. Esposito, Ph.D.

With a copy (which shall not constitute notice) to:

Covington & Burling
1201 Pennsylvania Ave. NW
Washington, DC 20004-2401
Facsimile: (202) 662-6291

Attention: Alfred H. Moses, Esq.

To Lender:	BIOPORT CORPORATION
3500 N. Martin Luther King Jr. Blvd.
Lansing, MI 48906
Facsimile: (517) 327-7235
Attention: Mr. Robert Kramer

With a copy (which shall not constitute notice) to:

Thelen Reid & Priest LLP
701 Pennsylvania Ave., NW
Suite 800
Washington, DC 20004-2608
Facsimile: (202) 654-1836
Attention: Carl A. Valenstein, Esq.

Each party may change the address to which notices, requests and other communications are to be sent by giving written notice of such change to each other party.

               (b)     Binding Effect. This Agreement shall be binding upon each Borrower, their respective permitted successors, representatives and assigns, and shall inure to the benefit of Lender and its successors, representatives and assigns; provided however that no Borrower may assign or transfer’s such Borrower’s obligations under this Agreement without Lender’s prior written consent. Lender may not sell, assign, or transfer its rights and powers under this Agreement, in whole or in part without the prior written consent of each Borrower.

               (c)     No Waiver. Any waiver, consent or approval by Lender of any Event of Default or breach of any provision, condition or covenant of this Agreement or any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of this Agreement or any of the Loan Documents. No failure or delay on the part of Lender in exercising any power, right or privilege under this Agreement or any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right or privilege shall preclude any further exercise thereof, or the exercise of any further power, right or privilege.

               (d)     Rights Cumulative. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

               (e)     Unenforceable Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of this Agreement shall remain valid and enforceable.

               (f)     Governing Law/Waiver of Notice. Except as may be otherwise provided by the Uniform Commercial Code or in any addendum hereto, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. To the fullest extent permitted by law, each Borrower hereby waives presentment, demand, protest, notice of dishonor and all other notices and demands, as well as any applicable statute of limitations.

               (g)     Reimbursement. To the extent permitted by law and otherwise consistent with the other provisions of this Agreement, Borrowers shall reimburse Lender for all costs and expenses, including without limitation reasonable attorneys’ fees and actual reasonable disbursements expended or incurred by Lender in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the enforcement of this Agreement, including without limitation during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Lender’s rights, remedies and obligations under this Agreement, (b) collecting any sum which becomes due Lender under this Agreement, (c) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (d) the protection, preservation or enforcement of any rights of Lender. For the purposes of this section, attorneys’ fees shall include, without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with a bankruptcy proceeding or case arising out of or relating to any petition under Title 11 of the United States Code, as the same shall be in effect from time to time, or any similar law; (4) garnishment, levy, and debtor and third party examinations; and (5) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment.

               (h)     WAIVER OF JURY TRIAL. EACH BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON THE LOAN, THIS AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN), OR ACTION OF A BORROWER OR LENDER, AND WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER’S MAKING THE LOAN.

               (i)     Jurisdiction and Venue. The state and federal courts located in the State of Maryland, shall have jurisdiction and exclusive venue for any litigation arising out of this Agreement or other Loan Document, unless Lender consents in writing otherwise.

               (j)     Counterparts; Facsimile Execution. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one document. Facsimile execution and delivery of this Agreement and the Loan Documents is legal, valid and binding for all purposes to the maximum extent permitted by applicable law.

               (k)     Entire Agreement. This Agreement, along with the Disclosure Letter, is intended by Borrowers and Lender as the final expression of Borrowers’ obligations to Lender in connection with the Loan and the Collateral and supersedes all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only by a writing signed by Borrowers and accepted by Lender in writing.

[signature page follows]

     IN WITNESS WHEREOF, Borrowers and Lender have executed this Agreement as of the date of the preamble.

BORROWERS:	ANTEX BIOLOGICS INC., a Delaware corporation

By:
/s/ V.M. Esposito Name: V.M. Esposito
Title: President

ANTEX PHARMA INC., a Delaware corporation

By:
/s/ V.M. Esposito Name: V.M. Esposito
Title: President

LENDER:	BIOPORT CORPORATION, a Michigan corporation

By:
/s/ Robert G. Kramer Name: Robert G. Kramer
Title: President & COO

Exhibit A

PROMISSORY NOTE

$____________	____________, 2003
Gaithersburg, Maryland

     FOR VALUABLE CONSIDERATION, ANTEX BIOLOGICS INC., a Delaware corporation (“Antex”) and ANTEX PHARMA INC., a Delaware corporation (each a “Borrower” and collectively the “Borrowers”), hereby promise to pay to BIOPORT CORPORATION, a Michigan corporation (“Lender”), at 3500 N. Martin Luther King Jr. Blvd., Lansing, MI 48906, or at such other address as the holder hereof may, from time to time designate, the sum of [______] ($[______]) or so much thereof as has not previously been repaid, with interest on the unpaid balance at the interest rate specified below. This Note is being executed and delivered by the Borrowers in accordance with that certain Discretionary Loan, Security and Pledge Agreement, dated as of March 13, 2003 among Borrowers and Lender (“Loan Agreement”). Unless otherwise indicated, capitalized terms contained herein shall have the same meanings as set forth in the Loan Agreement.

     1.     Principal and Interest. Each Borrower agrees that interest earned by and payable to Lender hereunder shall be at an annual rate of ten percent (10%). Interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable upon on the earlier of (x) April 30, 2003, if the Definitive Agreements have not been executed and delivered by the parties on or prior to such date and (y) on the date that the Definitive Agreements are terminated other than by reason of a material breach by Lender or its affiliates. (“Maturity Date”), on which date the entire balance of the unpaid principal sum and all interest accrued and unpaid shall be due and payable. Notwithstanding the foregoing, Borrowers obligation to repay principal and to pay interest hereunder shall be forgiven upon the consummation of the acquisition by Lender or its affiliates of all or substantially all of the assets of Borrowers or upon the consummation of a business combination of Antex with the Lender or its affiliates.

     2.     Prepayment. Borrowers may prepay this note in whole or in part without premium or penalty.

     3.     Default Interest. If the entire balance of principal and accrued interest is not paid in full on the Maturity Date or upon acceleration, and without waiving or modifying in any way any of the rights, remedies or recourse Lender may have under this Note or under any of the Loan Documents by virtue of such default, the entire unpaid balance of principal and accrued interest shall bear interest from such date until paid in full at the rate of ten percent (30%) per annum.

     4.     Legal Limits. All agreements between Borrowers and Lender are hereby expressly limited so that in no event whatsoever, whether by reason of deferment in accordance with this Note or under any agreement or by virtue of the advancement of the loan proceeds, acceleration or maturity of the Note, or otherwise, shall the amount paid or agreed to be paid to the Lender for the loan or to compensate Lender for damages to be suffered by reason of a late payment hereof, exceed the maximum permissible under applicable law. If enforcement of any provision hereof or of any provision in any of the Loan Documents at the time performance of such provision shall be due, shall exceed the limit of validity prescribed by law, the relevant obligations to be fulfilled shall be deemed reduced to the limit of such validity. This provision shall never be superseded or waived and shall control every other provision of all agreements among Borrowers and Lender.

     5.     Security. This Note is secured by the Collateral described and defined in the Loan Agreement.

     6.     Acceleration. Without limiting the obligations of a Borrower or the rights and remedies of Lender or the holder hereof under the terms and covenants of this Note and the Loan Documents, Borrowers agree that, if an Event of Default has occurred and is continuing, Lender shall have the right, at its sole option, to declare any indebtedness and obligations hereunder, irrespective of the Maturity Date specified herein, immediately due and payable in full. In such case, Lender or other holder of this Note may exercise any and all of the rights and remedies and recourses set forth in the Loan Documents and as granted by law. If an Event of Default has occurred, the failure of Lender or the holder hereof to promptly exercise its rights to declare the indebtedness remaining unpaid hereunder to be immediately due and payable shall not constitute a waiver of such rights while such Event of Default continues nor a waiver of such right in connection with any future Event of Default.

     Each Borrower hereby waives presentment for payment, protest and demand, and notice of protest, demand, dishonor, nonpayment and nonperformance including notice of dishonor with respect to any check or draft used in payment of any sum due hereunder.

     7.     Governing Law and Severability. This Note is made pursuant to, and shall be construed in accordance with and governed by, the laws of the State of Delaware, except as required to be construed in accordance with and/or governed by the commercial laws of the State of Maryland, as applicable, in order to give effect to the Lender’s security interest in the Collateral. If any paragraph, clause or provision of this Note or any of the other Loan Documents is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those paragraphs, clauses or provisions so construed or interpreted and shall not affect the remaining paragraphs, clauses and provisions of this Note or the other Loan Documents.

     8.     Time of Essence. Subject to applicable cure periods provided herein, time is of the essence of this Note.

     9.     Payment Without Offset. Principal and interest shall be paid without deduction or offset in immediately available funds in lawful money of the United States of America. Payments shall be deemed received only upon actual receipt by Lender.

     10.     Notices. Any notice to be given or to be served upon any party hereto in connection with this Note shall be given in accordance with the applicable provisions of the Loan Agreement.

     11.     Assignment. Lender or other holder of this Note may assign all of its rights, title and interest in this Note to the extent specified under Section 13(b) of the Loan Agreement.

     12.     Relationship. The relationship of the parties hereto is that of borrowers and lender and it is expressly understood and agreed that nothing contained herein or in any of the Loan Documents shall be interpreted or construed to make the parties partners, joint venturers or participants in any other legal relationship except for borrower and lender.

     13.     Remedies. No right, power or remedy given Lender by the terms of this Note or any other Loan Document is intended to be exclusive of any right, power or remedy, and each and every such right, power or remedy shall be cumulative and in addition to every other right, power or remedy given to Lender by the terms of any of the Loan Documents or by any statute against Borrowers or any other person. Every right, power and remedy of Lender shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing, executed by Lender.

     14.     Headings. The subject headings of the paragraphs of this Note are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

BORROWERS:

ANTEX BIOLOGICS INC. a Delaware corporation

By:
Name:
Title:

ANTEX PHARMA INC. a Delaware corporation

By:
Name:
Title: